The Dreyfus Family of Funds
200 Park Avenue
New York, New York 10166

Dear Stockholder:

          Your Dreyfus fund(s) and certain other funds in The Dreyfus Family of Funds will hold special stockholder meetings on November 30, 2006. Stockholders of each of these funds will be asked to elect Board members of their funds. The nominees are current Board members of some or all of these funds. The election of additional Board members to your fund is being proposed primarily so as to consolidate the Boards of these funds. The enclosed proxy statement describes the nominees' qualifications and each of their respective current roles overseeing funds in The Dreyfus Family of Funds. Please take the time to read the enclosed materials.

          Since the proposal to elect Board members is common to these funds, we have combined the proxy statement to save on fund expenses. If you own shares of more than one of these Dreyfus funds, the combined proxy statement also may save you the time of reading more than one document before you vote. If you own shares of more than one of these Dreyfus funds on the record date for the meeting, please note that each fund has a separate proxy card. You should vote one for each fund in which you own shares.

          Remember, your vote is extremely important, no matter how large or small your fund holdings. By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

          To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card for each fund in which you own shares and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

          We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card(s). These voting methods will save the funds money because they would not have to pay for return-mail postage. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting. Whichever voting method you choose, please take the time to read the full text of the proxy statement before you vote.

          Your vote is very important to us. If you have any questions before you vote, please call one of the Dreyfus service representatives at 1-800-645-6561. Thank you for your response and for your continued investment with The Dreyfus Family of Funds.

Sincerely,

Stephen E. Canter
President

Dreyfus Appreciation Fund, Inc.
Dreyfus BASIC Money Market Fund, Inc.
Dreyfus BASIC U.S. Government Money Market Fund
Dreyfus California Intermediate Municipal Bond Fund
Dreyfus Connecticut Intermediate Municipal Bond Fund
Dreyfus Massachusetts Intermediate Municipal Bond Fund
Dreyfus New Jersey Intermediate Municipal Bond Fund
Dreyfus Pennsylvania Intermediate Municipal Bond Fund
Dreyfus Premier Fixed Income Funds
Dreyfus Premier GNMA Fund
Dreyfus Premier Municipal Bond Fund
Dreyfus Premier New York Municipal Bond Fund
Dreyfus Premier State Municipal Bond Fund
Dreyfus Premier Value Equity Funds
Dreyfus Premier Worldwide Growth Fund, Inc.
General California Municipal Money Market Fund
General Government Securities Money Market Funds, Inc.
General Money Market Fund, Inc.
General Municipal Money Market Funds, Inc.
General New York Municipal Bond Fund, Inc.
General New York Municipal Money Market Fund

_________________

Notice of Special Meetings of Stockholders
To Be Held on November 30, 2006

_________________

To the Stockholders:

          Special Meetings of Stockholders of each of the funds in The Dreyfus Family of Funds listed above (each, a "Fund" and, collectively, the "Funds")* will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, November 30, 2006 at the time set forth on Schedule 1 to the Proxy Statement, for the following purposes:

*	Dreyfus Premier Fixed Income Funds, Dreyfus Premier State Municipal Bond Fund, Dreyfus Premier Value Equity Funds, General Government Securities Money Market Funds, Inc. and General Municipal Money Market Funds, Inc. are "series" investment companies comprised of separate portfolios, each of which may be deemed a Fund, as applicable, in the Proxy Statement. For a list of the series, see Schedule 1 to the Proxy Statement.

1.	To elect Board members to hold office until their successors are duly elected and qualified.

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          Stockholders of record at the close of business on October 11, 2006 will be entitled to receive notice of and to vote at the meeting.

By Order of the Boards Michael A. Rosenberg Secretary

New York, New York
October 20, 2006

WE NEED YOUR PROXY VOTE.
A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Dreyfus Appreciation Fund, Inc.
Dreyfus BASIC Money Market Fund, Inc.
Dreyfus BASIC U.S. Government Money Market Fund
Dreyfus California Intermediate Municipal Bond Fund
Dreyfus Connecticut Intermediate Municipal Bond Fund
Dreyfus Massachusetts Intermediate Municipal Bond Fund
Dreyfus New Jersey Intermediate Municipal Bond Fund
Dreyfus Pennsylvania Intermediate Municipal Bond Fund
Dreyfus Premier Fixed Income Funds
Dreyfus Premier GNMA Fund
Dreyfus Premier Municipal Bond Fund
Dreyfus Premier New York Municipal Bond Fund
Dreyfus Premier State Municipal Bond Fund
Dreyfus Premier Value Equity Funds
Dreyfus Premier Worldwide Growth Fund, Inc.
General California Municipal Money Market Fund
General Government Securities Money Market Funds, Inc.
General Money Market Fund, Inc.
General Municipal Money Market Funds, Inc.
General New York Municipal Bond Fund, Inc.
General New York Municipal Money Market Fund

COMBINED PROXY STATEMENT

Special Meetings of Stockholders
to be held on November 30, 2006

This Proxy Statement is furnished in connection with a solicitation of proxies by each of the respective Boards of Dreyfus Appreciation Fund, Inc. ("DAF"), Dreyfus BASIC Money Market Fund, Inc. ("DBMMF"), Dreyfus BASIC U.S. Government Money Market Fund ("DBUSMMF"), Dreyfus California Intermediate Municipal Bond Fund ("DCAIBF"), Dreyfus Connecticut Intermediate Municipal Bond Fund ("DCTIBF"), Dreyfus Massachusetts Intermediate Municipal Bond Fund ("DMAIBF"), Dreyfus New Jersey Intermediate Municipal Bond Fund ("DNJIBF"), Dreyfus Pennsylvania Intermediate Municipal Bond Fund ("DPAIBF"), Dreyfus Premier Fixed Income Funds ("DPFIF"), Dreyfus Premier GNMA Fund ("DPGNMA"), Dreyfus Premier Municipal Bond Fund ("DPMBF"), Dreyfus Premier New York Municipal Bond Fund ("DPNYBF"), Dreyfus Premier State Municipal Bond Fund ("DPSBF"), Dreyfus Premier Value Equity Funds ("DPVEF"), Dreyfus Premier Worldwide Growth Fund, Inc. ("DPWGF"), General California Municipal Money Market Fund ("GCAMMF"), General Government Securities Money Market Funds, Inc. ("GGSMMF"), General Money Market Fund, Inc. ("GMMF"), General Municipal Money Market Funds, Inc. ("GMMMF"), General New York Municipal Bond Fund, Inc. ("GNYBF"), General New York Municipal Money Market Fund ("GNYMMF") (each, a "Fund" and, collectively, the "Funds") to be used at the Special Meeting of Stockholders (the "Meeting") of each Fund to be held on Thursday, November 30, 2006 at the time set forth on Schedule 1 to this Proxy Statement, at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in such Notice. Stockholders of record at the close of business on October 11, 2006 are entitled to receive notice of and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy, by calling the toll-free telephone number, through the Internet or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name and account number. To be effective, such revocation must be received before the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

          Stockholders of each Fund will vote as a single class (which includes all series of a Fund) and will vote separately from the stockholders of each other Fund on the election of Board members. It is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive.

          Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 2 to this Proxy Statement.

          The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund's most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-645-6561.

PROPOSAL: ELECTION OF BOARD MEMBERS

          It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as Board members of their Fund as indicated. The Nominees were selected and nominated by those members of the present Boards of the relevant Funds who are not "interested persons" of the Funds ("Independent Board members"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Nominees currently serve as Board members of some or, in the case of Joseph S. DiMartino, all of the Funds. (Mr. DiMartino was previously elected by stockholders of DPAIBF and, thus, does not need to be re-elected to the Board of that Fund.) The election of additional Board members to the Boards of Funds is being proposed primarily so as to consolidate the Boards of the Funds. Consolidating the Boards of the Funds may provide certain administrative efficiencies and potential future cost savings for the Funds. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Board member of the indicated Funds if elected. With respect to DAF, DPGNMA, DPMBF, DPNYBF, DPSBF, DPWGF, GCAMMF, GGSMMF, GMMF, GMMMF, GNYBF and GNYMMF, the Nominees for election as Board members of these Funds are: David W. Burke, Joseph S. DiMartino, Diane Dunst, Jay I. Meltzer, Daniel Rose, Warren B. Rudman and Sander Vanocur. With respect to DBMMF, DBUSMMF, DCAIBF, DCTIBF, DMAIBF, DNJIBF, DPAIBF, DPFIF and DPVEF, the Nominees for election as Board members of these Funds are: Clifford L. Alexander, Jr., Peggy C. Davis, Joseph S. DiMartino (except DPAIBF), Ernest Kafka and Nathan Leventhal.

          The persons named as proxies on the enclosed proxy card(s) will vote for the election of the Nominees unless authority to vote for any or all of the Nominees is withheld in the proxy. Each Nominee elected will serve as an Independent Board member of the respective Fund commencing, subject to the discretion of the Board, on or about January 1, 2007 (other than those Nominees who are current Independent Board members of such Fund) and until his or her successor is duly elected and qualified. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders will vote for such other nominee or nominees as the Funds' Independent Board members may recommend. Independent board members of investment companies play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers. The following tables present information about the current Board members and Nominees, including their principal occupations and other board memberships and affiliations and when they first became a Board member of a Fund of which they are currently a Board member. The address of each Board member and Nominee is c/o The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166. Information about each Board member's and Nominee's ownership of shares of the Funds and other relevant information, including information about the Funds' officers, is set forth on Exhibit A to this Proxy Statement.

Name (Age) of Board Member or Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

Clifford L. Alexander, Jr. (72)
Board Member
   DAF (1981)
   DPGNMA (1988)
   DPMBF (1986)
   DPNYBF (1986)
   DPSBF (1983)
   DPWGF (1993)
   GCAMMF (1986)
   GGSMMF (1982)
   GMMF (1981)
   GMMMF (1982)
   GNYBF (1988)
GNYMMF (1986)	President of Alexander & Associates, Inc., a management consulting firm (January 1981 - present) Chairman of the Board of Moody's Corporation (October 2000 - October 2003)	Mutual of America Life Insurance Company, Director Board member of 28 funds (37 if elected at the Meeting) in The Dreyfus Family of Funds (60 portfolios and 69 if elected at the Meeting)

David W. Burke (70) Board Member DBMMF (1994) DBUSMMF (1994) DCAIBF (1994) DCTIBF (1994) DMAIBF (1994) DNJIBF (1994) DPAIBF (1994) DPFIF (1994) DPVEF (1994)	Corporate Director and Trustee	John F. Kennedy Library Foundation, Director
U.S.S. Constitution Museum, Director
Board member of 51 funds (63 if elected at the Meeting) in The Dreyfus Family of Funds (80 portfolios and 103 if elected at the Meeting)

Peggy C. Davis (63) Board Member DAF (1990) DPGNMA (1990) DPMBF (1990) DPNYBF (1990) DPSBF (1990) DPWGF (1993) GCAMMF (1990) GGSMMF (1990) GMMF (1990) GMMMF (1990) GNYBF (1990) GNYMMF (1990)
Shad Professor of Law, New York
  University School of Law (1983
   - present)
Writer and teacher in the fields
  of evidence, constitutional
  theory, family law, social
  sciences and the law, legal
  process and professional
	methodology and training	Board member of 26 funds (35 if elected at the Meeting) in The Dreyfus Family of Funds (71 portfolios and 80 if elected at the Meeting)

Joseph S. DiMartino (62)
Chairman of the Board
  DAF (1995)
  DBMMF (1995)
  DBUSMMF (1995)
  DCAIBF (1995)
  DCTIBF (1995)
  DMAIBF (1995)
  DNJIBF (1995)
  DPAIBF (1995)
  DPFIF (1995)
  DPGNMA (1995)
  DPMBF (1995)
  DPNYBF (1995)
  DPSBF (1995)
  DPVEF (1995)
  DPWGF (1995)
  GCAMMF (1995)
  GGSMMF (1995)
  GMMF (1995)
  GMMMF (1995)
  GNYBF (1995)
GNYMMF (1995)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Levcor International, Inc., an apparel fabric
  processor, Director
Century Business Services, Inc., a provider of
  outsourcing functions for small and medium size
  companies, Director
The Newark Group, a provider of a national market
  of paper recovery facilities, paperboard mills
  and paperboard converting plants, Director
Sunair Services Corporation, engaging in the
  design, manufacture and sale of high frequency
  systems for long-range voice and data
  communications, as well as providing certain
  outdoor-related services to homes and
  businesses, Director
Board member of 90 funds (before and after the
  Meeting) in The Dreyfus Family of Funds
(189 portfolios)

Diane Dunst (66) Board Member DBMMF (1992) DBUSMMF (1992) DCAIBF (1992) DCTIBF (1992) DMAIBF (1992) DNJIBF (1992) DPAIBF (1993) DPFIF (1990) DPVEF (1990)	President, Huntting House Antiques	Board member of 9 funds (21 if elected at the Meeting) in The Dreyfus Family of Funds (9 portfolios and 32 if elected at the Meeting)

Ernest Kafka (73) Board Member DAF (1981) DPGNMA (1988) DPMBF (1986) DPNYBF (1986) DPSBF (1983) DPWGF (1993) GCAMMF (1986) GGSMMF (1982) GMMF (1981) GMMMF (1982) GNYBF (1988) GNYMMF (1986)	Physician engaged in private
  practice specializing in the
  psychoanalysis of adults and
  adolescents (1962 - present)
Instructor, The New York
  Psychoanalytic Institute (1981
  - present)
Associate Clinical Professor of
  Psychiatry at Cornell Medial
School (1987-2002)	Board member of 12 funds (21 if elected at the Meeting) in The Dreyfus Family of Funds (23 portfolios and 32 if elected at the Meeting)

Nathan Leventhal (63) Board Member DAF (1989) DPGNMA (1989) DPMBF (1989) DPNYBF (1989) DPSBF (1989) DPWGF (1993) GCAMMF (1989) GGSMMF (1989) GMMF (1989) GMMMF (1989) GNYBF (1989) GNYMMF (1989)	A management consultant for various non-profit organizations (May 2004 - present) Chairman of the Avery-Fisher Artist Program (November 1997 - present)	Movado Group, Inc., Director Board member of 12 funds (21 if elected at the Meeting) in The Dreyfus Family of Funds (23 portfolios and 32 if elected at the Meeting)

Jay I. Meltzer (78) Board Member DBMMF (1992) DBUSMMF (1992) DCAIBF (1992) DCTIBF (1992) DMAIBF (1992) DNJIBF (1992) DPAIBF (1993) DPFIF (1991) DPVEF (1991)	Physician, Internist and
  Specialist in Clinical
  Hypertension
Clinical Professor of Medicine
  at Columbia University &
  College of Physicians and
  Surgeons
Faculty Associate, Center for
Bioethics, Columbia	Board member of 9 funds (21 if elected at the Meeting) in The Dreyfus Family of Funds (9 portfolios and 32 if elected at the Meeting)

Daniel Rose (76) Board Member DBMMF (1992) DBUSMMF (1992) DCAIBF (1992) DCTIBF (1992) DMAIBF (1992) DNJIBF (1992) DPAIBF (1993) DPFIF (1992) DPVEF (1992)	Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm	Baltic-American Enterprise Fund, Vice Chairman
  and Director
Harlem Educational Activities Fund, Inc., Chairman
Housing Committee of the Real Estate Board of New
  York, Inc., Director
Board member of 17 funds (29 if elected at
  the Meeting) in The Dreyfus Family of Funds
(18 portfolios and 41 if elected at the Meeting)

Warren B. Rudman (76) Board Member DBMMF (1993) DBUSMMF (1993) DCAIBF (1993) DCTIBF (1993) DMAIBF (1993) DNJIBF (1993) DPAIBF (1993) DPFIF (1993) DPVEF (1993)	Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul, Weiss, Rifkind, Wharton & Garrison, LLP	Collins & Aikman Corporation, Director
Allied Waste Corporation, Director
Raytheon Company, Director
Boston Scientific, Director
Board member of 17 funds (29 if elected at
the Meeting) in The Dreyfus Family of Funds
(18 portfolios and 41 if elected at the Meeting)

Sander Vanocur (78) Board Member DBMMF (1992) DBUSMMF (1992) DCAIBF (1992) DCTIBF (1992) DMAIBF (1992) DNJIBF (1992) DPAIBF (1993) DPFIF (1992) DPVEF (1992)	President, Old Owl Communications	Board member of 17 funds (29 if elected at the Meeting) in The Dreyfus Family of Funds (18 portfolios and 41 if elected at the Meeting)

          Each Fund typically pays its Board members its allocated portion of an annual retainer and a fee per meeting attended for the Fund and other funds in The Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members of a Fund are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. For information on the amount of compensation paid to each current Board member by a Fund for the Fund's last fiscal year, and paid by all funds in The Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2005, see Exhibit A to this Proxy Statement.

          Each Fund has a standing audit, nominating (or governance/nominating) and compensation committee, each of which is comprised of the Fund's Independent Board members. For information on the number of committee meetings held during a Fund's last fiscal year, see Exhibit A to this Proxy Statement.

          The function of each Fund's audit committee (the "Audit Committee") is to (i) oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.

          Each Fund's nominating (or governance/nominating) committee (the "Nominating Committee") is composed entirely of the Fund's Independent Board members and is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration various factors listed in the Nominating Committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the Nominating Committee charter. A copy of the form of the Funds' Nominating Committee charter is set forth in Exhibit B to this Proxy Statement.

          The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing pricing/evaluation committee comprised of any one Board member. The function of the pricing/evaluation committee is to assist in valuing the Fund's investments.

Required Vote

          For each Fund, the election of a Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Board members of the Fund.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

          The 1940 Act requires that each Fund's independent registered public accounting firm be selected by a majority of the Independent Board members of the Fund. One of the purposes of each Fund's Audit Committee is to recommend to the Fund's Board the selection, retention or termination of the independent registered public accounting firm for the Fund. Each Fund's Audit Committee recommended, and each Fund's Board, including a majority of its Independent Board members, approved, the selection of Ernst & Young LLP ("Ernst & Young"), as the Fund's independent registered public accounting firm for the Fund's current fiscal year. Representatives of Ernst & Young are expected to be present at the Meeting and will have an opportunity to make a statement (if the representatives so desire) and to respond to appropriate questions. After reviewing the relevant Fund's audited financial statements for the Fund's most recently completed fiscal year, each Fund's Audit Committee recommended to the Fund's Board that such statements be included in the Fund's Annual Report to Stockholders.

          Information regarding the audit and related fees that Ernst & Young charged the Funds is set forth in Exhibit A.

          The Audit Committee for each Fund considered the compatibility of any non-audit services with the independence of Ernst & Young LLP.

Investment Adviser, Distributor and Transfer Agent

          Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.

          Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor.

          Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, serves as each Fund's transfer and dividend disbursing agent.

Voting Information

          Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and each Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Certain Funds may retain a proxy solicitor to assist in the solicitation of proxies primarily by contacting stockholders by telephone, which is expected to cost approximately $54,000 plus any out of pocket expenses, such cost to be borne pro rata among such Funds based on their net assets. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free number directly to vote), the stockholder will be asked to provide his or her address and social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number or through the Internet, or by attending the Meeting and voting in person.

          If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of the proposal.

          If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

OTHER MATTERS

          No Fund's Board is aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

          Please advise the appropriate Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING(S) IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: October 20, 2006

SCHEDULE 1

          The following is a list of times at which each Fund's meeting will be held. With respect to those Funds that are series funds, the list also identifies each such Fund's series.

Name of Fund

Dreyfus Appreciation Fund, Inc.

Dreyfus BASIC Money Market Fund, Inc.

Dreyfus BASIC U.S. Government Money Market Fund

Dreyfus California Intermediate Municipal Bond Fund

Dreyfus Connecticut Intermediate Municipal Bond Fund

Dreyfus Massachusetts Intermediate Municipal Bond Fund

Dreyfus New Jersey Intermediate Municipal Bond Fund

Dreyfus Pennsylvania Intermediate Municipal Bond Fund

Dreyfus Premier Fixed Income Funds
- Dreyfus Premier Core Bond Fund	Time of Stockholder Meeting 2:00 p.m. 3:30 p.m. 3:30 p.m. 3:30 p.m. 3:30 p.m. 3:30 p.m. 3:30 p.m. 3:30 p.m. 3:30 p.m.

Dreyfus Premier GNMA Fund Dreyfus Premier Municipal Bond Fund Dreyfus Premier New York Municipal Bond Fund	2:00 p.m. 2:00 p.m. 2:00 p.m.

Dreyfus Premier State Municipal Bond Fund
- Connecticut Series
- Florida Series
- Maryland Series
- Massachusetts Series
- Michigan Series
- Minnesota Series
- North Carolina Series
- Ohio Series
- Pennsylvania Series
- Texas Series
- Virginia Series	2:00 p.m.

Dreyfus Premier Value Equity Funds - Dreyfus Premier Value Fund	3:30 p.m.

Dreyfus Premier Worldwide Growth Fund, Inc.	2:00 p.m.

General California Municipal Money Market Fund	2:00 p.m.

General Government Securities Money Market Funds, Inc. - General Government Securities Money Market Fund - General Treasury Prime Money Market Fund	2:00 p.m.

General Money Market Fund, Inc.	2:00 p.m.

General Municipal Money Market Funds, Inc. - General Municipal Money Market Fund	2:00 p.m.

General New York Municipal Bond Fund, Inc.	2:00 p.m.

General New York Municipal Money Market Fund	2:00 p.m.

SCHEDULE 2

PERTAINING TO SHARE OWNERSHIP

           Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those stockholders known by the Fund, if any, to own beneficially 5% or more of the Fund's outstanding voting securities (including series thereof) as of September 19, 2006.

Name of Fund and Number of Shares Outstanding	Name and Address of Stockholder	Amount of Shares Held	Percentage of Shares Held

DAF 99,036,407.393

National Financial Services LLC FEBO
Rollover IRA
FBO Scott Langdon
4107 Holly Drive
San Jose, CA 95127-1229

Charles Schwab & Co. Inc.
Reinvest Account
101 Montgomery Street
	San Francisco, CA 94104-4151	26,519,768.478 9,840,332.221	26.7778% 9.9361%

DBMMF 1,050,406,780.805

DBUSMMF 446,837,363.392	Dodge & Cox 555 California St. FL 40 San Francisco, CA 94104-1503	52,389,149.730	11.7244%

DCAIBF 16,654,815.864	National Financial Services LLC FEBO Rhonda Brager 9621 Luboa Avenue Chatsworth, CA 91311-5509	4,364,500.398	26.2056%

SEI Private Trust Company c/o Mellon One Freedom Valley Drive Oaks, PA 19456	1,911,538.668	11.4774%

Charles Schwab & Co. Inc. ATTN: Mutual Funds Dept. Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4151	1,917,373.020	7.1894%

DCTIBF 9,568,924.428	Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4151	1,283,453.504	13.4127%

National Financial Services LLC FEBO Michele A. Toscano 9 Cobblestone Dr. Broad Brook, CT 06016-1200	512,531.914	5.3562%

DMAIBF 5,345,588.159	National Financial Services LLC FEBO Jean L. Allen 33 Whitman Ave. Melrose, MA 02176-5621	1,221,050.153	22.8422%

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4151	586,723.061	10.9758%

Peter L. Rathjens & Hillary D.B. Rathjens, Jt. Ten. 14 Tantamouse Trl. Sudbury, MA 01776-1128	391,787.321	7.3292%

DNJIBF 12,905,704.898	Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4151	1,130,961.929	8.7633%

National Financial Services LLC FEB George A. Bockman Jacqueline A. Bockman 505 Carew Ave. Pitman, NJ 08071-1812O	715,190.205	5.5417%

DPAIBF 5,406,105.217	Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery St. San Francisco, CA 94014-4151	682,526.720	12.6251%

National Financial Services LLC FEBO Larry N. Bernstein 392 Yorkshire Rd. Bryn Mawr, PA 19010-1216	645,836.153	11.9464%

Mac & Co. Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	453,255.958	8.3841%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	385,422.742	7.1294%

DPFIF 45,493,035.986	National Financial Services LLC FEBO Wook Eui Bae Kang Y Bae 52 Clearway Street Boston, MA 02115-3334	4,234,593.128	9.3082%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,198,315.305	9.2285%

Merrill Lynch, Pierce, Fenner & Smith, for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. FL 3 Jacksonville, FL 32246-6484	3,739,767.278	8.2205%

City National Bank FBO HYI, Inc. P.O. Box 60520 Los Angeles, CA 90060-0520	2,499,249.381	5.4937%

DPGNMA 6,626,098.187	National Financial Services LLC FEBO William E. Hartman 26 Helena Dr. Chappaqua, NY 10514-1905	1,125,518.805	16.9861%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	708,832.855	10.6976%

Merrill Lynch, Pierce, Fenner & Smith, for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. FL 3 Jacksonville, FL 32246-6484	634,475.845	9.5754%

Citigroup Global Markets Inc. 333 West 34th St. 3rd Floor New York, NY 10001-2402	366,219.769	5.5269%

DPMBF 21,485,832.737	National Financial Services LLC FEBO James R. Welty Sr. Ruth L. Welty 1181 Belgrave Bnd. Snellville, GA 30078-2083	2,678,287.854	12.4654%

Citigroup Global Markets Inc. 333 West 34th St. 3rd Floor New York, NY 10001-2402	1,378,072.231	6.4139%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,293,503.314	6.0203%

First Clearing Corporation Barnett Rosenberg Living Trust 2410 College Rd. Holt, MI 48842-9798	1,209,745.010	5.6304%

DPNYBF 11,240,041.455	National Financial Services LLC FEBO Joanna Mastroianni 35 Sutton Place A New York, NY 10022	2,613,754.317	23.2540%

Citigroup Global Markets Inc. 333 West 34th St. 3rd Floor New York, NY 10001-2402	1,963,303.622	17.4670%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	980,053.941	8.7193%

DPSBF 21,836,096.248	Merrill Lynch & Co. FBO Peter G. Russell 500 Atrium Dr. Somerset, NJ 08873-4161	1,631,387.752	7.4711%

National Financial Services LLC FEBO Rose Friedman 167 Fairfield Woods Rd. Fairfield, CT 06825-3323	1,479,668.656	6.7763%

People's Securities, Inc. 1000 Lafayette Blvd. P.O. Box 31 Bridgeport, CT 06601-0031	1,433,474.554	6.5647%

Citigroup Global Markets Inc. C/F Edith Brown 333 West 34th St. New York, NY 10001-2402	1,347,672.453	6.1718%

DPVEF 6,235,649.441

DPWGF 19,616,510.152	National Financial Services LLC FEBO Council of Baptist Pastors of Detroit & Vicinity 2760 E. Grand Blvd. Detroit, MI 48211-2072	3,329,853.342	16.9747%

Merrill Lynch, Pierce, Fenner & Smith, for the Sole Benefit of its Customers 4800 Deer Lake Dr. E. FL 3 Jacksonville, FL 32246-6484	2,531,224.595	12.9035%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,437,536.653	7.3282%

First Clearing Corporation as Custodian for Mike Miller IRA 102 Harvey Street Maryville, TN 37804-2699	1,319,667.288	6.7273%

Citigroup Global Markets, Inc. 333 West 34th St. - 3rd Floor New York, NY 10001-2402	1,265,794.268	6.4527%

GCAMMF 428,987,192.024	Banc of America Securities LLC Money Market Funds Omnibus 200 N. College St. FL 3 Charlotte, NC 28255-0001	149,726,399.290	34.9023%

Crowell Weedon & Co. for the Exclusive Benefit of Customers 624 South Grand Ave. Ste. 2510 Los Angeles, CA 90017-3335	52,567,741.320	12.2539%

Pershing LLC ATTN: Cash Management Services Harborside Financial Ctr. III Jersey City, NJ 07311	48,033,031.120	11.1968%

GGSMMF 1,546,629,914.226	Janney Montgomery Scott LLC 1801 Market Street Philadelphia, PA 19103-1628	361,790,002.100	23.3922%

Stifel Nicolaus & Co. Inc., for the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	190,414,204.400	12.3116%

Robert W. Baird & Co. Omnibus Account for the Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	178,300,414.830	11.5283%

Pershing LLC, for the Exclusive Benefit of Pershing Customer Accounts Harborside Financial Center III 6th Floor Jersey City, NJ 07311	122,464,971.980	7.9182%

Morgan Keegan & Company Inc. Custodian for Kenneth Duane Thomas IRA 50 N. Front Street Memphis, TN 38103-2126	88,742,888.540	5.7378%

GMMF 9,121,631,393.237	Janney Montgomery Scott LLC 1801 Market Street Philadelphia, PA 19103-1628	1,995,425,182.420	21.8757%

Robert W. Baird & Co. Omnibus Account for the Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	1,525,752,539.530	16.7268%

Stifel Nicolaus & Co. Inc., for the Exclusive Benefit of Customers 500 N. Broadway Saint Louis, MO 63102-2110	1,426,984,570.590	15.6440%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,407,946,905.490	15.4353%

SWS Securities Inc. ATTN: Money Market 1201 Elm Street Dallas, TX 75270-2102	687,182,504.070	7.5335%

Morgan Keegan & Co. Inc. 50 Front St. FL 4 Memphis, TN 38103-1175	457,231,379.810	5.0126%

GMMMF 796,271,382.190	Robert W. Baird & Co. Omnibus Account for the Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	151,842,549.240	19.0692%

Pershing LLC Firm Account Money Mutual Funds ATTN: Cash Management Services 1 Pershing Plaza Jersey City, NJ 07399-0001	123,953,564.020	15.5667%

Stifel Nicolaus & Co. Inc., for the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	117,183,974.280	14.7166%

Morgan Keegan & Co. Inc. 50 Front St. FL 4 Memphis, TN 38103-1175	113,603,863.840	14.2670%

Janney Montgomery Scott LLC 1801 Market Street Philidelphia, PA 19103-1628	79,493,622.360	9.9832%

SWS Securities Inc. ATTN: Money Market 1201 Elm Street Dallas, TX 75270-2102	55,916,204.540	7.0223%

GNYBF 13,187,128.434

GNYMMF 331,968,734.162	Pershing LLC Firm Account Money Mutual Funds ATTN: Cash Management Services 1 Pershing Plaza Jersey City, NJ 07399-0001	18,050,745.770	5.4375%

Janney Montgomery Scott LLC 1801 Market St. Philadelphia, PA 19103-1628	35,624,146.550	10.7312%

EXHIBIT A

Part I

Part I sets forth information regarding the current Board members and Nominees, Board and committee meetings, and independent registered public accounting firm fees for the Funds as indicated.

          The table below indicates the dollar range of each current Board member's (including Board Members who are Nominees) ownership of shares of each Fund (including series thereof) and the aggregate dollar range of shares of other funds in The Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2005.

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund

DAF	DBMMF	DBUSMMF

Clifford L. Alexander, Jr. David W. Burke Peggy C. Davis Joseph F. DiMartino Diane Dunst Ernest Kafka Nathan Leventhal Jay I. Meltzer Daniel Rose Warren B. Rudman Sander Vanocur	None None None $1-$10,000 None Over $100,000 $1-$10,000 None None None None	None None None None None None None $50,001-$100,000 None None None	None None None None None None None None None None None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund

DCAIBF	DCTIBF	DMAIBF	DNJIBF

Clifford L. Alexander, Jr. David W. Burke Peggy C. Davis Joseph F. DiMartino Diane Dunst Ernest Kafka Nathan Leventhal Jay I. Meltzer Daniel Rose Warren B. Rudman Sander Vanocur	None None None None None None None None None None None	None None None None None None None None None None None	None $50,001-$100,000 None None None None None None None None None	None None None None None None None None None None None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund

DPAIBF	DPFIF	DPGNMA	DPMBF

Clifford L. Alexander, Jr. David W. Burke Peggy C. Davis Joseph F. DiMartino Diane Dunst Ernest Kafka Nathan Leventhal Jay I. Meltzer Daniel Rose Warren B. Rudman Sander Vanocur	None None None None None None None None None None None	None None None None None None None None None $50,001- $100,000 None	None None None None None None None None None None None	None None None None None None None None None None None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund

DPNYBF	DPSBF	DPVEF	DPWGF

Clifford L. Alexander, Jr. David W. Burke Peggy C. Davis Joseph F. DiMartino Diane Dunst Ernest Kafka Nathan Leventhal Jay I. Meltzer Daniel Rose Warren B. Rudman Sander Vanocur	None None None Over $100,000 None None None None None None None	$50,001-$100,000 $50,001-$100,000 None None None None None None None None None	None None None None None None None None None None None	None None None None None None None None None None $1-$10,000

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund

GCAMMF	GGSMMF	GMMF	GMMMF

Clifford L. Alexander, Jr. David W. Burke Peggy C. Davis Joseph F. DiMartino Diane Dunst Ernest Kafka Nathan Leventhal Jay I. Meltzer Daniel Rose Warren B. Rudman Sander Vanocur	None None None None None None None None None None None	None None None None None None None None None None None	None None None None None None None None None None None	None None None None None None None None None None None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund	Dollar Range of Aggregate Holding of Funds in The Dreyfus Family of Funds

GNYBF	GNYMMF

Clifford L. Alexander, Jr. David W. Burke Peggy C. Davis Joseph F. DiMartino Diane Dunst Ernest Kafka Nathan Leventhal Jay I. Meltzer Daniel Rose Warren B. Rudman Sander Vanocur	None None None None None None None None None None None	None None None None $50,001-$100,000 None None None None None None	Over $100,000 Over $100,000 $1 - $10,000 Over $100,000 $50,001 - $100,000 Over $100,000 $1 - $10,000 Over $100,000 Over $100,000 Over $100,000 $1 - $10,000

          As of September 25, 2006, none of the current Board members or Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD OF EACH FUND

          The number of Board meetings and, where applicable, committee meetings, held by each Fund during the Fund's last fiscal year are as follows:

Name of Fund	Number of Board Meetings	Number of Audit Committee Meetings	Number of Nominating Committee Meetings	Number of Compensation Committee Meetings
DAF	5	4	0	0
DBMMF	5	4	0	0
DBUSMMF	5	4	0	0
DCAIBF	5	5	0	0
DCTIBF	5	5	0	0
DMAIBF	5	5	0	0
DNJIBF	5	4	1	1
DPAIBF	5	4	1	1
DPFIF	4	4	1	1
DPGNMA	5	4	0	0
DPMBF	6	4	0	0
DPNYBF	5	4	0	0
DPSBF	6	4	1	1
DPVEF	4	4	1	1
DPWGF	4	4	0	0
GCAMMF	5	4	0	0
GGSMMF	5	4	0	0
GMMF	5	4	0	0
GMMMF	5	4	0	0
GNYBF	4	4	0	0
GNYMMF	5	4	0	0

           During each Fund's last fiscal year, each current Board member attended at least 75% of the aggregate of all of the meetings of the Board of each Fund (held during the period he or she was a Board member) and 75% of the meetings held by a committee of the Board of each Fund on which he or she served (during the period that he or she served). There were no pricing/evaluation committee meetings held during the last fiscal year for any of the Funds.

COMPENSATION TABLE

          Each Fund currently pays its Board members its allocated portion of an annual retainer of $50,000 in the case of DAF, DPGNMA, DPMBF, DPNYBF, DPSBF, DPWGF, GCAMMF, GGSMMF, GMMF, GMMMF, GNYBF and GNYMMF, or $25,000 in the case of DBMMF, DBUSMMF, DCAIBF, DCTIBF, DMAIBF, DNJIBF, DPAIBF, DPFIF and DPVEF, and a fee of $6,500 in the case of DAF, DPGNMA, DPMBF, DPNYBF, DPSBF, DPWGF, GCAMMF, GGSMMF, GMMF, GMMMF, GNYBF and GNYMMF, or $4,000 in the case of DBMMF, DBUSMMF, DCAIBF, DCTIBF, DMAIBF, DNJIBF, DPAIBF, DPFIF and DPVEF, per meeting (with a minimum of $500 per meeting and per telephone meeting) attended, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members.

          The aggregate amount of compensation paid to each current Board member by each Fund for the Fund's last fiscal year, and by all funds in The Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2005, were as follows:

Name of Board Member	Aggregate Compensation From Each Fund*	Total Compensation From the Funds and Fund Complex(**)
Clifford L. Alexander, Jr		$200,500 (60)
DAF	$19,753
DPGNMA	$ 1,082
DPMBF	$ 1,268
DPNYBF	$ 819
DPSBF	$ 6,758
DPWGF	$ 3,648
GCAMMF	$ 1,647
GGSMMF	$ 6,339
GMMF	$32,546
GMMMF	$ 5,703
GNYBF	$ 1,265
GNYMMF	$ 1,604
David W. Burke		$287,500 (84)
DBMMF	$14,228
DBUSMMF	$ 6,944
DCAIBF	$ 3,351
DCTIBF	$ 1,234
DMAIBF	$ 2,038
DNJIBF	$ 2,778
DPAIBF	$ 1,147
DPFIF	$11,706
DPVEF	$ 2,400
Peggy C. Davis		$82,500 (23)
DAF	$19,753
DPGNMA	$ 582
DPMBF	$ 1,268
DPNYBF	$ 819
DPSBF	$ 6,758
DPWGF	$ 3,648
GCAMMF	$ 1,647
GGSMMF	$ 6,339
GMMF	$32,546
GMMMF	$ 5,703
GNYBF	$ 1,265
GNYMMF	$ 1,604
Joseph S. DiMartino		$833,262 (190)
DAF	$24,690
DBMMF	$17,810
DBUSMMF	$ 8,688
DCAIBF	$ 4,188
DCTIBF	$ 2,544
DMAIBF	$ 1,539
DNJIBF	$ 3,469
DPAIBF	$ 1,433
DPFIF	$14,633
DPGNMA	$ 1,353
DPMBF	$ 1,630
DPNYBF	$ 1,024
DPSBF	$ 8,452
DPVEF	$ 3,000
DPWGF	$ 4,574
GCAMMF	$ 2,065
GGSMMF	$ 7,924
GMMF	$41,128
GMMMF	$ 7,130
GNYBF	$ 1,583
GNYMMF	$ 2,013
Diane Dunst		$42,000 (11)
DBMMF	$14,228
DBUSMMF	$ 6,944
DCAIBF	$ 3,351
DCTIBF	$ 2,038
DMAIBF	$ 1,234
DNJIBF	$ 2,778
DPAIBF	$ 1,147
DPFIF	$11,706
DPVEF	$ 2,400
Ernest Kafka		$83,000 (23)
DAF	$19,753
DPGNMA	$ 1,082
DPMBF	$ 1,268
DPNYBF	$ 819
DPSBF	$ 6,758
DPWGF	$ 3,648
GCAMMF	$ 1,647
GGSMMF	$ 6,339
GMMF	$32,546
GMMMF	$ 5,703
GNYBF	$ 1,265
GNYMMF	$ 1,604
Nathan Leventhal		$83,000 (23)
DAF	$19,753
DPGNMA	$ 1,082
DPMBF	$ 1,268
DPNYBF	$ 819
DPSBF	$ 6,758
DPWGF	$ 3,648
GCAMMF	$ 1,647
GGSMMF	$ 6,339
GMMF	$32,546
GMMMF	$ 5,703
GNYBF	$ 1,265
GNYMMF	$ 1,604
Jay I. Meltzer		$46,500 (11)
DBMMF	$14,228
DBUSMMF	$ 6,944
DCAIBF	$ 3,351
DCTIBF	$ 2,038
DMAIBF	$ 1,234
DNJIBF	$ 2,778
DPAIBF	$ 1,147
DPFIF	$11,706
DPVEF	$ 2,400
Daniel Rose		$93,000 (20)
DBMMF	$14,228
DBUSMMF	$ 6,944
DCAIBF	$ 3,351
DCTIBF	$ 2,038
DMAIBF	$ 1,234
DNJIBF	$ 2,778
DPAIBF	$ 1,147
DPFIF	$11,706
DPVEF	$ 2,400
Warren B. Rudman		$88,500 (20)
DBMMF	$14,228
DBUSMMF	$ 6,944
DCAIBF	$ 3,351
DCTIBF	$ 2,038
DMAIBF	$ 1,234
DNJIBF	$ 2,778
DPAIBF	$ 1,147
DPFIF	$11,706
DPVEF	$ 2,400
Sander Vanocur		$97,000 (20)
DBMMF	$14,228
DBUSMMF	$ 6,944
DCAIBF	$ 3,351
DCTIBF	$ 2,038
DMAIBF	$ 1,234
DNJIBF	$ 2,778
DPAIBF	$ 1,147
DPFIF	$11,706
DPVEF	$ 2,400

_________________

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $5,357.

**	Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Funds, for which the Board member served.

PERTAINING TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Set forth below for each Fund's last two fiscal years are the amounts Ernst & Young, the independent registered public accounting firm for the Funds, billed for (i) services rendered in connection with the annual audit of the Fund's financial statements ("Audit Fees"); (ii) assurance and services rendered that are reasonably related to the performance of the audit or review of the Fund's financial statements ("Audit-Related Fees"); (iii) professional services rendered for tax compliance, tax planning and tax advice, including primarily the review of each Fund's tax returns ("Tax Fees"); (iv) other products and services provided ("All Other Fees"); and (v) non-audit services provided to affiliates of Dreyfus ("Aggregate Non-Audit Fees").

Name of Fund	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Fees Paid by Service Affiliates*
DAF	12/31/04	$ 28,875	$ 4,500	$ 3,484	$ 6,000	$ 0
	12/31/05	$ 31,301	$ 4,725	$ 4,459	$ 6,070	$ 0
DBMMF	2/28/05	$ 38,130	$ 0	$ 3,094	$ 479	$ 0
	2/28/06	$ 39,942	$ 0	$ 3,468	$ 462	$ 0
DBUSMMF	2/28/05	$ 36,764	$ 0	$ 2,799	$ 184	$ 0
	2/28/06	$ 38,511	$ 0	$ 3,318	$ 174	$ 0
DCAIBF	3/31/05	$ 29,480	$ 0	$ 2,725	$ 149	$ 0
	3/31/06	$ 30,881	$ 0	$ 3,025	$ 168	$ 0
DCTIBF	3/31/05	$ 29,480	$ 0	$ 2,725	$ 88	$ 0
	3/31/06	$ 30,881	$ 0	$ 2,999	$ 88	$ 0
DMAIBF	3/31/05	$ 29,480	$ 0	$ 2,725	$ 55	$ 0
	3/31/06	$ 30,881	$ 0	$ 2,983	$ 53	$ 0
DNJIBF	3/31/05	$ 29,480	$ 0	$ 2,725	$ 148	$ 0
	3/31/06	$ 30,881	$ 0	$ 3,015	$ 149	$ 0
DPAIMBF	11/30/04	$ 27,195	$ 0	$ 2,674	$ 69	$ 0
	11/30/05	$ 29,480	$ 0	$ 2,829	$ 63	$ 0
DPFIF	10/31/04	$ 60,761	$ 9,000	$ 5,232	$ 1,540	$ 0
	10/31/05	$ 35,208	$ 9,450	$ 5,894	$ 1,257	$ 0
DPGNMA	12/31/04	$ 34,335	$ 4,500	$ 2,656	$ 600	$ 0
	12/31/05	$ 37,219	$ 4,725	$ 2,707	$ 266	$ 0
DPMBF	4/30/05	$ 35,626	$ 0	$ 3,178	$ 624	$ 0
	4/30/06	$ 37,319	$ 0	$ 3,382	$ 620	$ 0
DPNYBF	11/30/04	$ 27,195	$ 0	$ 2,674	$ 192	$ 0
	11/30/05	$ 29,480	$ 0	$ 2,860	$ 126	$ 0
DPSBF	4/30/05	$236,177	$ 0	$ 29,539	$ 1,444	$ 0
	4/30/06	$247,394	$ 0	$ 35,504	$ 1,424	$ 0
DPVEF	10/31/04	$ 44,100	$ 4,500	$ 6,136	$ 376	$ 0
	10/31/05	$ 47,805	$ 4,725	$ 6,149	$ 330	$ 0
DPWGF	10/31/04	$ 26,565	$ 0	$ 3,068	$ 3,733	$ 0
	10/31/05	$ 28,797	$ 0	$ 3,854	$ 2,951	$ 0
GCAMMF	11/30/04	$ 28,770	$ 0	$ 2,674	$ 162	$ 0
	11/30/05	$ 31,187	$ 0	$ 3,020	$ 132	$ 0
GGSMMF	11/30/04	$ 46,830	$ 0	$ 5,348	$ 104	$ 0
	11/30/05	$ 50,764	$ 0	$ 5,954	$ 84	$ 0
GMMF	11/30/04	$ 29,295	$ 0	$ 2,674	$ 865	$ 0
	11/30/05	$ 31,756	$ 0	$ 5,051	$ 789	$ 0
GMMMF	11/30/04	$ 32,655	$ 0	$ 2,674	$ 102	$ 0
	11/30/05	$ 35,398	$ 0	$ 3,028	$ 97	$ 0
GNYBF	10/31/04	$ 27,195	$ 0	$ 2,841	$ 227	$ 0
	10/31/05	$ 29,480	$ 0	$ 2,894	$ 192	$ 0
GNYMMF	11/30/04	$ 26,775	$ 0	$ 2,674	$ 189	$ 0
	11/30/05	$ 29,024	$ 0	$ 2,902	$ 158	$ 0

_________________

* For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that require pre-approval by the audit committee.

           Audit Committee Pre-Approval Policies and Procedures. Each Fund's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the independent registered public accounting firm's engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the independent registered public accounting firm's independence. The Policy and services covered therein are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

          Independent Registered Public Accounting Firm's Independence. Each Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining the independent registered public accounting firm's independence.

* * * *

Part II

Part II sets forth information relevant to the officers of each Fund.

Name (Age) Position with the Funds (Since)	Principal Occupation During Past 5 Years

STEPHEN E. CANTER (61) President (2000)	Chairman of the Board and Chief Executive Officer of Dreyfus, and an officer of 90 investment companies (comprised of 189 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus.

STEPHEN R. BYERS (52) Executive Vice President (2002)	Chief Investment Officer, Vice Chairman and a director of Dreyfus, and an officer of 90 investment companies (comprised of 189 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director, Board member or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus.

MARK N. JACOBS (60) Vice President (2000)	Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 205 portfolios) managed by Dreyfus.

MICHAEL A. ROSENBERG (46) Vice President and Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 205 portfolios) managed by Dreyfus.

JAMES BITETTO (40) Vice President and Assistant Secretary (2005)	Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 91 investment companies (comprised of 205 portfolios) managed by Dreyfus.

JONI LACKS CHARATAN (50) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 205 portfolios) managed by Dreyfus.

JOSEPH M. CHIOFFI (44) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 205 portfolios) managed by Dreyfus.

JANETTE E. FARRAGHER (43) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 205 portfolios) managed by Dreyfus.

JOHN B. HAMMALIAN (43) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 205 portfolios) managed by Dreyfus.

ROBERT R. MULLERY (54) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 205 portfolios) managed by Dreyfus.

JEFF PRUSNOFSKY (41) Vice President and Assistant Secretary (2005)	Associate General Counsel of Dreyfus, and an officer of 91 investment companies (comprised of 205 portfolios) managed by Dreyfus.

JAMES WINDELS (47) Treasurer (2001)	Director - Mutual Fund Accounting of Dreyfus, and an officer of 91 investment companies (comprised of 205 portfolios) managed by Dreyfus.

GAVIN C. REILLY (38) Assistant Treasurer (2005)	Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 91 investment companies (comprised of 205 portfolios) managed by Dreyfus.

ROBERT SVAGNA (39) Assistant Treasurer (2005)	Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 91 investment companies (comprised of 205 portfolios) managed by Dreyfus.

ROBERT S. ROBOL (42) Assistant Treasurer (2005)	Senior Accounting Manager - Money Market and Municipal Bond Funds of Dreyfus, and an officer of 91 investment companies (comprised of 205 portfolios) managed by Dreyfus.

ERIK D. NAVILOFF (37) Assistant Treasurer (2005)	Senior Accounting Manager--Taxable Fixed Income Funds of Dreyfus, and an officer of 91 investment companies (comprised of 205 portfolios) managed by Dreyfus.

WILLIAM GERMENIS (36) Anti-Money Laundering Compliance Officer (2002)	Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by Dreyfus

JOSEPH W. CONNOLLY (49) Chief Compliance Officer (2004)	Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.

          The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

* * * *

Part III

          Part III sets forth information regarding the beneficial ownership of Fund shares by Nominees, current Board members and officers of the Fund. As of September 19, 2006, each Fund's current Board members and officers, as a group, owned less than 1% of the Fund's outstanding shares.

          As of September 19, 2006 (except as otherwise noted), the following Nominees, current Board members and officers owned shares in the Funds as indicated below:

Name of Board Member, Nominee or Officer	Fund	Amount of Beneficial Ownership
David W. Burke*	DMAIBF	125.413 shares
	DPSBF	5,599.382 shares
Joseph S. DiMartino	DAF	118.519 shares
Diane G. Dunst	GNYMMF	2,635.750 shares
Rosalind Gersten Jacobs	DAF	13,448.464 shares
Ernest Kafka	DAF	9,066.646 shares
Nathan Leventhal*	DAF	92.000 shares
Jay I. Meltzer*	DBMMF	53,067.870 shares
Daniel Rose	DPWGF	1,477.679 shares
Warren B. Rudman*	DPFIF	6,238.000 shares
Sander Vanocur	DPWGF	1.288 shares
Joseph W. Connolly	DAF	392.711 shares
John B. Hammalian	DAF	216.057 shares
Mark N. Jacobs	DBUSMMF	10,926.490 shares
Gavin C. Reilly	GNYMMF	2,942.530 shares

_________________

* As of December 31, 2005.

* * * *

EXHIBIT B

FORM OF

[GOVERNANCE/]* NOMINATING COMMITTEE CHARTER AND PROCEDURES

ORGANIZATION

The [Governance/]* Nominating Committee (the "Committee") of each Fund shall be composed solely of Directors/Trustees ("Directors") who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

[Among the Committee's responsibilities shall be the selection and nomination of persons for election or appointment by the Board as Directors of the Fund. The Committee also shall establish the appropriate compensation for serving on the Board.]* [The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.]**

EVALUATION OF POTENTIAL NOMINEES

In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by shareholders as provided below), the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund, in conjunction with the other Directors, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; and

•	whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders.

___________________

*	Applies only with respect to DAF, DPGNMA, DPMBF, DPNYBF, DPSBF, DPWGF, GCAMMF, GGSMMF, GMMF, GMMMF, GNYBF and GNYMMF.

**	Applies only with respect to DBMMF, DBUSMMF, DCAIBF, DCTIBF, DMAIBF, DNJIBF, DPAIBF, DPFIF and DPVEF.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

______________________________________________

DREYFUS APPRECIATION FUND, INC.
DREYFUS PREMIER GNMA FUND
DREYFUS PREMIER MUNICIPAL BOND FUND
DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
DREYFUS PREMIER STATE MUNICIPAL BOND FUND
DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND
GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.
GENERAL MONEY MARKET FUND, INC.
GENERAL MUNICIPAL MONEY MARKET FUNDS, INC.
GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND

______________________________________________

           The undersigned stockholder(s) of [NAME OF FUND] (the “Fund”), hereby appoint(s) Janette E. Farragher and Anthony J. Galioto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on October 11, 2006, at a Special Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 2:00 p.m., on November 30, 2006 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

     1.   Election of Board Members:

For all Nominees /_/	Withhold Authority /_/ only for those Nominee(s) whose name(s) I have written Below	Withhold Authority /_/ for all Nominees

Nominees for Election are: David W. Burke, Joseph S. DiMartino, Diane Dunst, Jay I. Meltzer, Daniel Rose, Warren B. Rudman and Sander Vanocur.

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

FOUR EASY WAYS TO VOTE YOUR PROXY

1.	Call Toll-Free 1-888-221-0697, enter the control number listed below and follow the recorded instructions; or

2.	Visit the Internet website www.proxyvote.com, enter the control number listed below and follow the instructions on the website; or

3.	Return this Proxy Card, signed and dated, in the enclosed postage-paid envelope.

           * * *CONTROL NUMBER: _______________

THIS PROXY IS SOLICITED BY THE FUND’S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement is acknowledged.

Dated: ____________, 2006 _________________ Signature(s) _________________ Signature(s)

If you are NOT voting by Telephone or Internet, Please Sign,
Date and Return the Proxy Card
Promptly Using the Enclosed Envelope

___________________________________

DREYFUS BASIC MONEY MARKET FUND, INC.
DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS MASSACHUSETTTS INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS PREMIER FIXED INCOME FUNDS
DREYFUS PREMIER VALUE EQUITY FUNDS

___________________________________

           The undersigned stockholder(s) of [NAME OF FUND] (the “Fund”), hereby appoint(s) Janette E. Farragher and Anthony J. Galioto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on October 11, 2006, at a Special Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 3:30 p.m., on November 30, 2006 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

           1.   Election of Board Members:

For all Nominees /_/	Withhold Authority /_/ only for those Nominee(s) whose name(s) I have written Below	Withhold Authority /_/ for all Nominees

Nominees for Election are: Clifford L. Alexander, Peggy C. Davis, Joseph S. DiMartino (except Dreyfus Pennsylvania Intermediate Municipal Bond Fund), Ernest Kafka and Nathan Leventhal.

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

FOUR EASY WAYS TO VOTE YOUR PROXY

1.	Call Toll-Free 1-888-221-0697, enter the control number listed below and follow the recorded instructions; or

2.	Visit the Internet website www.proxyvote.com, enter the control number listed below and follow the instructions on the website; or

3.	Return this Proxy Card, signed and dated, in the enclosed postage-paid envelope.

*** CONTROL NUMBER: _______________

THIS PROXY IS SOLICITED BY THE FUND’S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement is acknowledged.

Dated: ____________, 2006 _________________ Signature(s) _________________ Signature(s)

If you are NOT voting by Telephone or Internet, Please Sign,
Date and Return the Proxy Card
Promptly Using the Enclosed Envelope